UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2000

                             BKF CAPITAL GROUP, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                             36-0767530
           --------                    -----------              ----------
(State or other jurisdiction of     (Commission File          (IRS Employer
        incorporation)                   Number)          Identification Number)

One Rockefeller Center
New York, NY                                                      10020
---------------------------                                       -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 332-8400

                            BAKER, FENTRESS & COMPANY
                          200 West Madison Street, #590
                             Chicago, Illinois 60606
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On April 18, 2000, BKF Capital Group, Inc. (the "Company") received an order from the Securities Exchange Commission declaring that the Company had ceased to be an "investment company" within the meaning of Section 3(a) of the 1940 Act. The Company qualified for the order as a result of having completed its Plan For Distribution of Assets of Baker, Fentress & Company.

         On April 18, 2000, the stockholders of the Company approved an amendment to the Company's Certificate of Incorporation changing the Company's name from "Baker, Fentress & Company" to "BKF Capital Group, Inc." On April 18, 2000, the Company filed a Certificate of Amendment to its Certificate of Incorporation reflecting the name change.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BKF CAPITAL GROUP, INC.

Date: April 25, 2000                      By: /s/ NORRIS NISSIM
                                              -----------------
                                              Norris Nissim
                                              Vice President, General Counsel
                                              and Secretary


                                  Exhibit Index
                                  -------------
         None

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